                                   FORM 8-K

                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                      Securities and Exchange Act of 1934
               Date of Report (Date of earliest event reported):
                                 June 8, 1999

                      ROBERTS PHARMACEUTICAL CORPORATION
                      ----------------------------------
            (exact name of registrant as specified in its charter)

   New Jersey                      1-1-432                     22-2429994
   ----------                      -------                     ----------
(State or other                  (Commission                (IRS Employer
 jurisdiction of                  File Number)               Identification
 incorporation)                                              Number)


                              Meridian Center II
                             4 Industrial Way West
                         Eatontown, New Jersey 07724
                         ---------------------------
         (Address of principal executive offices, including zip code)

       Registrant's telephone number, including area code: 732-676-1200



         (Former name or former address, if changed from last report)

Item 5. Other Events
        ------------

             Roberts Pharmaceutical Corporation announced today that the Japanese Ministry of Health and Welfare has granted orphan drug status to Agrylin(R), Roberts' platelet reducing drug.

        Roberts said that orphan drug status in Japan indicates a high priority health care situation that provides for a number of incentives for a drug's development for that marketplace. These include funding grants, tax benefits, and fast track reviews.

        Agrylin was developed by Roberts and first approved in the U.S. in 1997 as the only drug indicated for the treatment of essential thrombocythemia (ET), a condition characterized by excessively high levels of blood platelet cells. Patients with ET are at risk for thrombosis (blood clotting) with corresponding risks for thrombo-hemorrhagic events (heart attack and stroke).

        The drug has since been approved in Canada and Israel and the FDA has granted broader indications to include polycythemia vera, chronic myelogenous leukemia, and other myeloproliferative disorders. Roberts also plans to seek approval in Europe where the product is currently available on a named patient basis. Additionally, earlier this year, Yuhan Corporation, a pre-eminent Korean pharmaceutical company, signed an agreement for exclusive future distribution rights for Agrylin in that market. Agrylin is the first of Roberts' pipeline products for which the Company has worldwide rights.

                                  SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 ROBERTS PHARMACEUTICAL CORPORATION
                                 ----------------------------------
                                            (Registrant)


Date: June 10, 1999               /s/ Anthony A. Rascio
                                 -----------------------------
                                 Anthony A. Rascio
                                  Vice President

FORWARD LOOKING STATEMENTS

        Certain statements included in Item 5 of this form 8-K are intended to be, and are hereby identified as, forward looking statements for purposes of the safe harbor provided by Section 21E of the Securities Exchange Act of 1934, as amended, and Section 27A of the Securities Act of 1933, as amended. The Registrant cautions readers that forward looking statements, including, without limitation, those relating to the Registrant's future business prospects, revenues, cost of sales, intangible dispositions and write-offs, continuing operations and discontinued operations, and liquidity and capital resources, are subject to certain risks and uncertainties, including, without limitation, the ability of the Registrant to secure regulatory approval in the United States and in foreign jurisdictions for the Registrant's developmental pipeline drugs, the efforts of the Registrant's competitors and the introduction of rival pharmaceutical products which may prove to be more effective than the Registrant's products, general market conditions, the availability of capital, and the uncertainty over the future direction of the healthcare industry, that could cause actual results to differ materially from those indicated in the forward looking statements.